UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2021

CYCLERION THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 First Street, 18th Floor
Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (857) 327-8778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 30, 2021, Cyclerion Therapeutics, Inc. (the “Company”) released an updated corporate presentation (the “Corporate Presentation”). The Corporate Presentation includes clinical study progress updates related to the development of CY6463, the Company’s first-in-class, CNS-penetrant soluble guanylate cyclase (sGC) stimulator for the treatment of neurological diseases associated with cognitive impairment. The Company announces and the Corporate Presentation states that (1) first patients have been enrolled in a Phase 1b study in Cognitive Impairment Associated with Schizophrenia (CIAS); (2) enrollment remains ongoing in a Phase 2a study in Mitochondrial Encephalomyopathy, Lactic Acidosis, and Stroke-like episodes (MELAS), and that topline clinical results are now expected in H1 2022; and (3) patient screening is underway in a Phase 2a study in Alzheimer’s disease with vascular pathology (ADv).

Beginning on September 30, 2021, the Company intends to use the Corporate Presentation, or portions thereof, in one or more meetings with investors. The Corporate Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated by reference herein and is posted on the Company’s website, www.cyclerion.com.

The information set forth in and incorporated by reference into this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing. By filing this Current Report on Form 8-K and furnishing the information in and incorporated by reference into this Item 7.01, the Company makes no admission as to the materiality of such information. The information contained in the presentations is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the ‘SEC’) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, or incorporated by reference herein, although it may do so from time to time as its management believes is appropriate or as required by applicable law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, by updating its website or through other public disclosure.

* * * * *

This report and the Corporate Presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements about the anticipated timing of release of topline results of our clinical trials; the progression of our discovery programs into clinical development; and the business and operations of the Company. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement.  Applicable risks and uncertainties include the risks listed under the heading “Risk Factors” and elsewhere in our 2020 Form 10-K filed on February 25, 2021, and our subsequent SEC filings including the Form 10-Qs filed on April 30, 2021 and July 29, 2021. Investors are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements (except as otherwise noted) would speak only as of the respective dates of this report and the webcast, and the Company undertakes no obligation to update these forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d)

Exhibit No.	Description

99.1	Corporate Presentation dated September 30, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclerion Therapeutics, Inc.

Dated: September 30, 2021	By:	/s/ Cheryl Gault
		Name:	Cheryl Gault
		Title:	Chief Operating Officer

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